UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 20, 2013

Brown-Forman Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	002-26821	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

As reported in a Form 8-K filed on November 21, 2011, Brown-Forman Corporation (the “Company”) and certain of its subsidiaries entered into a Five-Year Credit Agreement on November 18, 2011, with certain lenders party thereto, Barclays Capital, as Syndication Agent, Bank of America, N.A. and Citibank, N.A., as Co-Documentation Agents, U.S. Bank National Association, as Administrative Agent (the “Agent”), and U.S. Bank National Association, Barclays Capital, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. as Joint Lead Arrangers and Joint Bookrunners (the “Credit Agreement”).

The Credit Agreement was originally due to expire no later than November 18, 2016.  As reported in a Form 8-K filed on November 19, 2012, the Credit Agreement was extended for one additional year to November 20, 2017.

On November 20, 2013, the Agent notified the Company that the lenders agreed to the Company’s request to further extend the Credit Agreement for one additional year pursuant to the terms of the Credit Agreement.  The Credit Agreement is now scheduled to terminate on November 20, 2018.

Item 7.01 Regulation FD Disclosure.

On November 21, 2013, the Company issued a press release announcing the extension of the Credit Agreement.

In addition, the Company announced that its Board of Directors increased the Company’s regular quarterly cash dividend on its Class A and Class B common stock to $0.29 per share.  Stockholders of record on December 4, 2013 will receive the quarterly cash dividend on December 27, 2013.  A copy of the press release discussing the extension of the Credit Agreement and the increase the Company’s regular quarterly cash dividend is furnished herewith as Exhibit 99.1.

The information pursuant to this Item 7.01, including the information in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Brown-Forman Corporation Press Release dated November 21, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Brown-Forman Corporation
(Registrant)

November 21, 2013                                                      /s/  Holli H. Lewis
(Date)                                                                            Holli H. Lewis
Vice President, Assistant General Counsel –Corporate, and Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Brown-Forman Corporation Press Release dated November 21, 2013